PO Box 808001

Louisville, KY 40233-8001

Shareholder Name

Address 1

Address 2

Address 3

Reference Number:

ACTION NEEDED

Re: Your investment in Voya SmallCap Opportunities Fund

We have been trying to contact you regarding an important proposal pertaining to your investment in Voya SmallCap Opportunities Fund.

Please call us toll-free at

1- 866-200-9096

The call will take only a few moments and will be recorded for your protection.

You WILL NOT be asked for confidential information.

Hours of Operation:

•Monday through Friday - 10:00 a.m. to 11:00 p.m. ET

•Saturday - 12:00 p.m. to 6:00 p.m. ET

Once your vote has been recorded your contact information will promptly be removed from the mailing and call list.

The proxy materials contain important information; please read them carefully. Copies of the Proxy Statement are available for free on the Securities and Exchange Commission's website at www.sec.gov or by visiting www.proxyvote.com/voya or by calling Computershare Fund Services, the Fund's proxy solicitor toll free at 1-888- 916-1746.